June 10, 2003

                                  MELLON FUNDS TRUST-
                                 MELLON BALANCED FUND
                                    MELLON BOND FUND

                               SUPPLEMENT TO PROSPECTUS
                                DATED DECEMBER 16, 2002

      At a meeting of the Board of Trustees held on June 3, 2003, the Board approved certain changes to the investment policies of Mellon Balanced Fund (the " Balanced Fund"), which include: (i) changing the target investment allocation of the Balanced Fund's assets from 55% equity securities and 45% bonds and money market instruments to 60% equity securities and 40% bonds and money market instruments; (ii) changing the amount the Balanced Fund may deviate from the target allocation from 10% to 15% (above or below the target allocation); and
(iii) allowing the Balanced Fund to invest in shares of Mellon Small Cap Stock Fund, in addition to investing in Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund (" collectively, the " Underlying Funds" ). The Balanced Fund's investment in each of the Underlying Funds is subject to a separate limit of 20% of the Balanced Fund's total assets. These changes will become effective on or about June 10, 2003.
         --------------------------------------------------------------

      THE   FOLLOWING   INFORMATION  SUPPLEMENTS  AND  SUPERSEDES  ANY  CONTRARY
INFORMATION CONTAINED IN THE SECTION OF THE TRUST' S PROSPECTUS ENTITLED "MANAGEMENT":

      Eric N. Gutterson, CFA, has been a portfolio manager of Mellon Bond Fund since June 2003 and a portfolio manager at Dreyfus since June 2003. He is also vice president of Boston Safe Deposit and Trust Company and Mellon Bank, N.A., which he joined in October, 2001. Prior to joining Mellon Bank, N.A. he was a member of the fixed income team and managed institutional portfolios at Back Bay Advisors since 1990.

      The   references   concerning  John  F.  Poole  in  the  section  entitled
"Management" are deleted because he is no longer the portfolio manager of Mellon Bond Fund.

                                                                      MPAMs0603






                                                                  June 10, 2003

                              MELLON FUNDS TRUST
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
               DATED DECEMBER 16, 2002, AS REVISED MAY 29, 2003

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION CONTAINED IN THE FIRST PARAGRAPH UNDER "BALANCED FUND" IN THE SECTION OF THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION ("SAI') ENTITLED "THE FUNDS AND THEIR INVESTMENTS":

                                 BALANCED FUND

      MELLON BALANCED FUND seeks long-term growth of principal in conjunction with current income. The Fund may invest in individual equity and debt securities of the types in which Mellon Large Cap Stock Fund and Mellon Bond Fund may invest, and in shares of Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, and Mellon Emerging Markets Fund, as well as in money market instruments.

                         -----------------------------

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE TRUST'S SAI ENTITLED "OFFICERS OF THE TRUST":

      DAVID F. LAMERE is no longer President of the Trust.

      LAWRENCE P. KEBLUSEK, PRESIDENT SINCE JUNE 2003. As Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He is 55 years old and has been employed by Mellon since August 2002.

      CHRISTOPHER SHELDON, VICE PRESIDENT SINCE JUNE 2003. As director of Investment Strategy for Mellon's Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research for Mellon
Private Wealth Management group. He is the Chairman of Mellon's Private Wealth Management group's Investment Strategy Committee, which is charged with setting investment policy and maintaining Mellon's Private Wealth Management group's model portfolio.

      Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon's Private Wealth Management group from 2001-2003 and a regional manager thereof from 1998-2001. He is 38 years old and has been employed by Mellon since 1995.